Ryder Scott Company
Petroleum Consultants

1100 Louisiana                                              Fax (713) 651-0849
Suite 3800
Houston, TX  77002-5218                               Telephone (713) 651-9191






                      CONSENT OF PETROLEUM CONSULTING FIRM




      We consent to the reference to our name included in this Annual Report on Form 10-K for the year ended December 31, 2002 for Geodyne Institutional/Pension Energy Income Limited Partnership P-5.



                              //s// Ryder Scott Company, L.P.

                              RYDER SCOTT COMPANY, L.P.




Houston, Texas
January 15, 2003